Exhibit 10.4
Execution Version
SECOND INCREMENTAL ASSUMPTION AGREEMENT TO THE SYNDICATED FACILITY AGREEMENT
SECOND INCREMENTAL ASSUMPTION AGREEMENT dated December 19, 2024 (this “Agreement”), to that certain SYNDICATED FACILITY AGREEMENT, dated as of November 24, 2023 (as amended by that certain First Incremental Assumption Agreement to the Syndicated Facility Agreement, dated March 14, 2024, the “Existing Credit Agreement”), among FLUTTER ENTERTAINMENT PLC, a public limited company incorporated in Ireland with registration number 16956 and registered office at Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin 4, Ireland (the “Company”), PPB TREASURY UNLIMITED COMPANY, a private unlimited company incorporated in Ireland with registration number 638040 and registered office at Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin 4, Ireland (“PPB”), BETFAIR INTERACTIVE US FINANCING LLC, a Delaware limited liability company organised in Delaware with registration number 7163791 (“Betfair”), TSE HOLDINGS LIMITED, a private limited company incorporated in England & Wales with registration number 05172296 and registered office at One Chamberlain Square Cs, Birmingham, United Kingdom, B3 3AX (“TSEH”), FANDUEL GROUP FINANCING LLC, a Delaware limited liability company organised in Delaware with registration number 7163797 (“FanDuel” or “Co-Borrower”) and FLUTTER FINANCING B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands, and registered with the Dutch Trade Register under number 77893107 (“Flutter Finance”) (each of the Company, PPB, Betfair, TSEH, and FanDuel a “TLA/RCF Borrower” and together the “TLA/RCF Borrowers”), the LENDER party hereto (the “Second Incremental Revolving Facility Lender”), and J.P. MORGAN SE, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
R E C I T A L S
WHEREAS, the Borrowers named therein, the Administrative Agent, the Collateral Agent, the lenders from time to time party thereto and various other parties have previously entered into the Existing Credit Agreement (the Existing Credit Agreement as amended by this Agreement, the “Credit Agreement”);
WHEREAS, the TLA/RCF Borrowers have requested that the Second Incremental Revolving Facility Lender make available incremental revolving facility commitments in an aggregate principal amount of £50,000,000 (the “Second Incremental Revolving Facility Commitments”) pursuant to Section 2.21 of the Existing Credit Agreement;
WHEREAS, pursuant to and in accordance with Section 9.08(c)(iii) of the Existing Credit Agreement, the Company, the other Loan Parties party hereto, the Incremental Revolving Facility Lender and the Administrative Agent may amend the Existing Credit Agreement to integrate any Incremental Revolving Facility Commitments;
WHEREAS, the Second Incremental Revolving Facility Lender, (i) consents to this Agreement and the Existing Credit Agreement and (ii) agrees to make available the Second Incremental Revolving Facility Commitments in accordance with the terms of this Agreement and the Existing Credit Agreement; and

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NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms; Rules of Construction. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Existing Credit Agreement. The rules of construction specified in Section 1.02 of the Existing Credit Agreement shall apply to this Agreement, including the terms defined in the preamble and recitals hereto.
SECTION 2.Second Incremental Revolving Facility Commitments.
(a)Pursuant to Section 2.21 of the Existing Credit Agreement and subject to the terms and conditions set forth herein, the Second Incremental Revolving Facility Lender agrees to provide on the Second Incremental Effective Date, an Incremental Revolving Facility Commitment in an aggregate principal amount equal to the amount set forth opposite such Second Incremental Revolving Facility Lender’s name on Schedule 1 hereto.
(b)The terms of the Second Incremental Revolving Facility Commitments and the Loans made thereunder, pursuant to this Agreement shall be identical to those of the existing Revolving Facility Commitments and the Initial Revolving Loans, and all such Second Incremental Revolving Facility Commitments shall constitute an increase in Revolving Facility Commitments to the existing Revolving Facility for all purposes of the Credit Agreement and the other Loan Documents.
(c)On the Second Incremental Effective Date, (i) each Revolving Facility Lender immediately prior to giving effect to the Second Incremental Revolving Facility Commitments hereunder (the “Existing Revolving Facility Lenders”) will automatically and without further act be deemed to have assigned to the Second Incremental Revolving Facility Lender, and the Second Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed a portion of such Existing Revolving Facility Lenders’ participations under the Credit Agreement in outstanding Swingline Loans and Letters of Credit, if applicable, such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Facility Lenders’ (including the Second Incremental Revolving Facility Lender) participations under the Credit Agreement in Swingline Loans and Letters of Credit, if applicable, shall be held on a pro rata basis on the basis of their respective Revolving Facility Credit Exposure (after giving effect to any increase in the Revolving Facility Commitments pursuant to this Agreement), and (ii) if any Revolving Facility Loans are outstanding on such date, the Existing Revolving Facility Lenders will automatically and without further act be deemed to have assigned Revolving Facility Loans to the Second Incremental Revolving Facility Lender, and the Second Incremental Revolving Facility Lender will automatically and without further act be deemed to have purchased such Revolving Facility Loans, in each case to the extent necessary so that all of the Revolving Facility Lenders participate in each outstanding Borrowing of Revolving Facility Loans pro rata on the basis of their respective Revolving Facility Credit Exposure (after giving effect to any increase in the Revolving Facility Commitments pursuant to this Agreement); provided that it is understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Existing Credit Agreement shall not apply to the transactions effected pursuant to this clause (c).
(d)The TLA/RCF Borrowers shall apply the proceeds of any Loans funded under the Revolving Facility Commitments (including the Second Incremental Revolving Facility Commitments) as required by Section 3.12(b) of the Credit Agreement.
(e)From and after the Second Incremental Effective Date, for all purposes of the Credit Agreement and the other Loan Documents, (i) any Loans made pursuant to the Second Incremental Revolving Facility Commitments shall be deemed to be “Incremental Revolving

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Loans”, “Initial Revolving Loans” and “Revolving Facility Loans”, (ii) the Second Incremental Revolving Facility Commitments shall be deemed to have been an “Incremental Revolving Facility Commitment” and a “Revolving Facility Commitment”, and (iii) the Second Incremental Revolving Facility Lender shall be deemed to be an “Incremental Revolving Facility Lender” with outstanding “Incremental Revolving Loans” and a “Revolving Facility Lender” with outstanding “Revolving Facility Loans”, in each case, for all purposes under the Credit Agreement.
SECTION 3.Representations and Warranties.
(a)To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants that, as of the Second Incremental Effective Date (as defined below):
(1)this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party, in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, examinership or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing and (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests of Subsidiaries that are not Loan Parties; and
(2)the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all corporate, stockholder, partnership, limited liability company or other organizational action required to be obtained by the Loan Parties party thereto and shall not (1) violate (w) any provision of law, statute, rule or regulation applicable to the Loan Parties, (x) the memorandum, certificate or articles of incorporation or association or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws each Loan Party party thereto, (y) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to each Loan Party or (z) any provision of any indenture, certificate of designation for preferred stock, or other material agreement or instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound, (2) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, or other material agreement or instrument, where any such conflict, violation, breach or default referred to in paragraph (1) or (2) of this paragraph (iii), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (3) result in the creation or imposition of any Lien upon or with respect to any property or assets directly or indirectly now owned or hereafter acquired by any Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.
SECTION 4.Conditions Precedent to Second Incremental Effective Date. This Agreement shall become effective and the Second Incremental Revolving Facility Commitments shall be able to be drawn on the date when the following conditions are satisfied or waived (such date, the “Second Incremental Effective Date”):

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(a)the Administrative Agent (or its counsel) shall have received from each Loan Party, and the Second Incremental Revolving Facility Lender (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement;
(b)the Administrative Agent shall have received the documents and other evidence set forth on Schedule 2 to this Agreement;
(c)to the extent not already in possession of the Second Incremental Revolving Facility Lender, at least three Business Days prior to the Second Incremental Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and a Beneficial Ownership Certification for the Borrower to the extent that it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, that has been reasonably requested by the Second Incremental Revolving Facility Lender at least ten days prior to the Second Incremental Effective Date;
(d)immediately before and after giving effect to this Agreement, no Event of Default shall have occurred or will occur and be continuing as a result of the effectiveness of this Amendment;
(e)the representations and warranties contained in Section 3 of this Agreement and Section 3 of the Existing Credit Agreement are and will be true and correct in all material respects on and as of the Second Incremental Effective Date to the same extent as though made on and as of that date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects as of such date), in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(f)the Administrative Agent shall have received a certificate dated on or prior to the Second Incremental Effective Date executed by a Responsible Officer of the Company confirming compliance with the conditions precedent set forth in Section 4(d) and (e) above;
(g)all fees required to be paid on the Second Incremental Effective Date pursuant to the RCF Commitment Letter dated September 12, 2024 between the Company and the Second Incremental Revolving Facility Lender, this Agreement and other Loan Documents to the extent invoiced at least three Business Days prior to the Second Incremental Effective Date, shall have been paid; and
(h)the Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit C to the Credit Agreement.
SECTION 5.Effect of Amendment.
(a)Except as expressly set forth in this Agreement or in the Existing Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Security

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Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(b)On and after the Second Incremental Effective Date, each reference in (i) the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as modified by this Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(c)This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.
(d)This Agreement constitutes an “Incremental Assumption Agreement” as referred to in the Credit Agreement.
SECTION 6.Costs and Expenses. The Borrowers hereby agree to reimburse the Administrative Agent in full upon demand for its reasonable and documented out-of-pocket expenses in connection with this Agreement, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be reimbursed pursuant to the Credit Agreement.
SECTION 7.Reaffirmation of Guarantees and Collateral.
(e)By executing and delivering a counterpart hereof, each Loan Party party hereto, on behalf of itself and each other Loan Party that is a subsidiary thereof, (A) agrees that, notwithstanding the effectiveness of this Agreement, after giving effect to this Agreement, the Security Documents of such Loan Party, as applicable, and each guarantee provided by such Loan Party (whether pursuant to the Guarantee Agreement or the Existing Credit Agreement) continue to be in full force and effect, (B) agrees that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Existing Credit Agreement as amended by this Agreement and under its guarantees in the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Agreement) and (C) affirms and confirms all of its obligations, liabilities and indebtedness under the Existing Credit Agreement and each other Loan Document, in each case after giving effect to this Agreement, including such Loan Party’s guarantee of the Obligations and the pledge of and/or grant of a Lien and/or other security interest in such Loan Party’s assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents and such other Loan Documents, and acknowledges and agrees that such obligations, liabilities, guarantees, pledges and grants continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case, to the extent provided in, and

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subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Agreement).
SECTION 8.GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03 of the Existing Credit Agreement. Delivery of an executed counterpart to this Agreement by electronic transmission pursuant to procedures approved by the Administrative Agent shall be as effective as delivery of a manually signed original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein or in the Credit Agreement to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
SECTION 10.Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 11.Severability; Jurisdiction; Waiver of Jury Trial. Section 9.11, Section 9.12 and Section 9.15 of the Existing Credit Agreement are hereby incorporated by reference into this Agreement and shall apply to this Agreement, mutatis mutandis.
SECTION 12.Post-Closing Obligations. The Borrowers hereby agree to deliver and the Administrative Agent shall have received the items set forth on Schedule 3 to this Agreement after the Second Incremental Effective Date within the time period specified thereon.
SECTION 13.No Novation. The Loan Parties party hereto have requested, and the Lender party hereto has agreed, that the Existing Credit Agreement be, effective from the Second Incremental Effective Date, amended as set forth herein. Such amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement.
SECTION 14.Loan Document. This Agreement shall constitute a Loan Document under the terms of the Existing Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.
COMPANY:
FLUTTER ENTERTAINMENT PLC
By: /s/ Edward Traynor

Name: Edward Traynor

Title: Company Secretary/Attorney
Second Incremental Assumption Agreement – Signature Pages

FLUTTER FINANCE
FLUTTER FINANCING B.V.

By: /s/ Edward Traynor
Name:     Edward Traynor

Title: Managing Director A

By: /s/Dennis Kramer
Name: Dennis Kramer

Title: Managing Director B

Second Incremental Assumption Agreement – Signature Pages

PPB

PPB TREASURY UNLIMITED COMPANY

By: /s/ Edward Traynor
Name:     Edward Traynor

Title: Director

Second Incremental Assumption Agreement – Signature Pages

BETFAIR

BETFAIR INTERACTIVE US FINANCING LLC

By: /s/ David Jennings
Name: David Jennings

Title: CFO

Second Incremental Assumption Agreement – Signature Pages

TSEH

TSE HOLDINGS LIMITED

By: /s/ Robert Coldrake

Name: Robert Coldrake

Title: Director

Second Incremental Assumption Agreement – Signature Pages

FANDUEL

FANDUEL GROUP FINANCING LLC

By: /s/ David Jennings
Name: David Jennings

Title: CFO

Second Incremental Assumption Agreement – Signature Pages

J.P. MORGAN SE,
as Administrative Agent
By:/s/ Haaris Amjad
Name: Haaris Amjad
Title: Associate

Second Incremental Assumption Agreement – Signature Pages

GOLDMAN SACHS BANK USA,
 as Second Incremental Revolving Facility Lender

By:/s/ Himanshu Bagchi
Name: Himanshu Bagchi
Title: Authorised Signatory

Second Incremental Assumption Agreement – Signature Pages

SCHEDULE 1
SECOND INCREMENTAL REVOLVING FACILITY COMMITMENTS

Second Incremental Revolving Facility Lender	Second Incremental Revolving Facility Commitment
Goldman Sachs Bank USA	£50,000,000.00

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SCHEDULE 2
1.A customary legal opinion, in form and substance reasonably satisfactory to the Administrative Agent from each of the following:
(a)Simpson Thacher & Bartlett LLP as the New York and Delaware legal counsel      to the Loan Parties;
(b)William Fry LLP as Irish legal counsel to the Administrative Agent;
(c)Loyens & Loyeff N.V. as Dutch legal counsel to the Administrative Agent;and
(d)Latham & Watkins LLP as English legal counsel to the Administrative Agent.
2.Each of the TLA/RCF Borrowers shall deliver (or cause to be delivered) to the Administrative Agent (in each case, to the extent applicable in the relevant jurisdiction) a certificate of a Secretary, Assistant Secretary, Director or similar officer of each Loan Party (or the equivalent of such in the relevant jurisdiction) certifying:
(a)(I) a copy of the memorandum, certificate or articles of incorporation or association, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (1) in the case of a corporation (other than a corporation incorporated or organized in Ireland), certified (to the extent available in any non-U.S. jurisdiction) as of a recent date by the Secretary of State (or other similar official or Governmental Authority in the case of any Loan Party organized outside the United States of America) of the jurisdiction of its organization, or (2) otherwise certified by the Secretary, Assistant Secretary or Director of such Loan Party or other person duly authorized by the constituent documents of such Loan Party or (II) that the applicable documents for such Loan Party in clause (I) have not been amended, modified or revoked in any way since they were last provided to the Administrative Agent on November 30, 2023 or March 14, 2024 (as applicable), and remain in full force and effect;
(b)in the case of any Loan Party organized within the United States of America, a certificate as to the good standing of such Loan Party as of a recent date from such Secretary of State;
(c)in the case of any Loan Party incorporated in Ireland or organized within the U.K, confirming that borrowing or guaranteeing, as appropriate, the Second Incremental Revolving Facility Commitments would not cause any borrowing, guaranteeing or similar limit binding on any Loan Party to be exceeded;
(d)in the case of a Loan Party incorporated in Ireland, a certificate confirming that the entry into and delivery by any such Loan Party of the Loan Documents and the performance of its obligations thereunder does not constitute financial assistance within the meaning of section 82 of the Irish Companies Act;
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(e)that (I) attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) (to the extent such concept or a similar concept exists under the laws of such Loan Party’s jurisdiction of formation) of such Loan Party as in effect on the Second Incremental Effective Date and at all times since the date of the resolutions described in paragraph (f) below or (II) the applicable documents for such Loan Party in clause (I) have not been amended, modified or revoked in any way since they were last provided to the Administrative Agent on November 30, 2023, and remain in full force and effect;
(f)that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents dated as of the Second Incremental Effective Date to which such person is a party and, in the case of the TLA/RCF Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Incremental Effective Date;
(g)as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and
(h)with the exception of any Loan Party incorporated in England and Wales and any Loan Party incorporated in the Netherlands, as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.
3.
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4.
SCHEDULE 3

1.Subject to Section 5.10 of the Existing Credit Agreement and the Agreed Guarantee and Security Principles, following the Second Incremental Effective Date but no later than the date being 120 days after the Second Incremental Effective Date, the Company shall deliver (and cause the Loan Parties to deliver) guarantee and security reaffirmations to ensure that any Loans made and other Obligations incurred pursuant to the Second Incremental Revolving Facility Commitments benefit from the guarantees and security given pursuant to the Guarantee Agreement and the Security Documents, in each case, together with customary legal opinions, board resolutions and other customary closing certificates, searches and documentation to the extent reasonably requested by the Administrative Agent or the Collateral Agent in forms consistent with those delivered on the Closing Date, or with respect to jurisdictions not implicated on the Closing Date, consistent with those delivered in connection with the Existing Credit Agreements or as otherwise acceptable to the Administrative Agent or the Collateral Agent (acting reasonably).

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